CERTIFICATION PURSUANT TO RULE 30A-2(a) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.  McLoughlin,   Chairman  of  Phoenix   Multi-Series   Trust  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 10, 2005                   /s/ Phillip R. McLoughlin
     ----------------------                 ------------------------------------
                                            Philip R. McLoughlin, Chairman
                                            (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Multi-Series Trust (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    January 10, 2005                   /s/ Nancy G. Curtiss
     ----------------------                 ------------------------------------
                                            Nancy G. Curtiss, Treasurer
                                            (principal financial officer)